                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported)         December 1, 1999
                                                -------------------------------







                                Crown Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)






          Texas                       0-14939                    63-0851141
----------------------------  -----------------------    -------------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
     of incorporation)






         4040 North MacArthur Boulevard, Suite 100, Irving, Texas 75038
-------------------------------------------------------------------------------
                    (Address of principal executive offices)






Registrant's telephone number, including area code     (972) 717-3423
                                                   ----------------------------






-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial statements of businesses acquired.

                  The financial statements of Smart Choice Automotive Group, Inc. ("Smart Choice") as included in Appendix A of Part II,
                  Item 8 of Smart Choice's Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission are hereby incorporated by reference into this Form 8-K/A Amendment No. 1.

         (b)      Pro-Forma financial information.

                  The following pro-forma financial statements of Crown Group, Inc. are hereby filed with this report:

                      Introduction to Pro-Forma Financial Information
                      Pro-Forma Consolidated Balance Sheet (unaudited) as of
                        October 31, 1999
                      Pro-Forma Consolidated Statement of Operations (unaudited)
                        for the year ended April 30, 1999
                      Pro-Forma Consolidated Statement of Operations (unaudited)
                        for the six months ended October 31, 1999
                      Notes to Pro-Forma Consolidated Financial Statements

         (c)      Exhibits:

                      24.1 - Consent of Independent Certified Public Accountants

                      99 - The following financial statements of Smart Choice are filed herewith:

                             Report of Independent Certified Public Accountants

                             Consolidated Balance Sheets as of December 31, 1998
                               and 1997
                             Consolidated Statements of Operations for the years
                               ended December 31, 1998, 1997 and 1996
                             Consolidated Statements of Stockholders' Equity for
                               the years ended December 31, 1998, 1997 and 1996
                             Consolidated Statements of Cash Flows for the years
                               ended December 31, 1998, 1997 and 1996
                             Notes to Consolidated Financial Statements

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN GROUP, INC.



                                   By:  /s/  Mark D. Slusser
                                        ------------------------------------
                                        Mark D. Slusser
                                        Chief Financial Officer

Dated:       February 11, 2000

                                CROWN GROUP, INC.
                 INTRODUCTION TO PRO-FORMA FINANCIAL INFORMATION



                         PURCHASE OF 70% OF SMART CHOICE

On December 1, 1999, pursuant to a definitive stock purchase agreement negotiated at arms length, Crown Group, Inc. ("Crown") acquired a 70% voting and economic interest in Smart Choice Automotive Group, Inc. ("Smart Choice") directly from Smart Choice. The purchase price ("Purchase Price") consisted of
(i) $3.0 million cash, (ii) the conversion of $4.5 million of Smart Choice debt, which Crown had contemporaneously acquired from a third party for approximately $2.3 million cash, and (iii) the contribution of Crown's 85% interest in Paaco Automotive Group, Inc. and Premium Auto Acceptance Corporation (collectively, "Paaco"). In consideration for the Purchase Price Crown received 1,371,581.47 shares of Smart Choice Series E Convertible Preferred Stock, which is convertible into 137,158,147 shares of Smart Choice common stock representing 70% of the ownership and voting rights of Smart Choice on an "as converted" basis. The cash consideration paid by Crown was obtained from working capital.

Contemporaneously with Crown's purchase of a 70% interest in Smart Choice, approximately $15.0 million of Smart Choice's outstanding debt and preferred stock was converted into shares of common stock representing a 20.7% interest in Smart Choice, and Smart Choice issued 4,898,505 shares of its common stock to a third party for $1.0 million cash. In addition, the Paaco minority shareholders exchanged their 15% interest in Paaco for shares of Smart Choice Series E Convertible Preferred Stock representing a 5% voting and economic interest in Smart Choice. Paaco is now a wholly-owned subsidiary of Smart Choice.

Excluding Paaco, Smart Choice operates eleven "buy-here pay-here" used car dealerships in central Florida. Smart Choice's assets consist principally of (i) finance receivables originated in the sale of used vehicles, and (ii) inventory.

                         PRO-FORMA FINANCIAL STATEMENTS

The following Pro-Forma Consolidated Balance Sheet of Crown as of October 31, 1999 gives effect to the above described transactions, as if such transactions had occurred on that date.

The following Pro-Forma Consolidated Statement of Operations of Crown for the year ended April 30, 1999 gives effect to the above described transactions, as if such transactions had occurred at the beginning of the period (May 1, 1998). Smart Choice's historical accounting year ends on December 31. Smart Choice's operating results for the year ended April 30, 1999 have been derived by adding
(i) its operating results for the four months ended April 30, 1999, and subtracting (ii) its operating results for the four months ended April 30, 1998, from (iii) its operating results for the year ended December 31, 1998.

The following Pro-Forma Consolidated Statement of Operations of Crown for the six months ended October 31, 1999 gives effect to the above described transactions, as if such transactions had occurred at the beginning of the period (May 1, 1999). Smart Choice's operating results for the six months ended October 31, 1999 have been derived by adding (i) its operating results for the one month ended October 31, 1999, and subtracting (ii) its operating results for the four months ended April 30, 1999, from (iii) its operating results for the nine months ended September 30, 1999.

The pro-forma information is based on the historical financial statements of Crown and Smart Choice giving effect to the transactions described above and the adjustments described in the accompanying Notes to Pro-Forma Consolidated Financial Statements and may not be indicative of the results that actually would have occurred had the transactions taken place on the dates indicated or the results which may be obtained in the future.

                                CROWN GROUP, INC.
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                                    UNAUDITED
                                OCTOBER 31, 1999
                                 (IN THOUSANDS)

                                                                                                  Purchase
                                                                                Debt and         Accounting
                                           Historical        Historical          Equity       and Eliminating       Pro-Forma
                                             Crown          Smart Choice      Transactions        Entries         Consolidated
                                          -------------     --------------    -------------   -----------------   --------------
Assets:
     Cash and cash equivalents             $  11,542         $     885        $  (1,272)(1)                          $ 11,155
     Accounts and other receivables, net       3,683             1,233                                                  4,916
     Mortgage loans held for sale, net        14,068                                                                   14,068
     Finance receivables, net                100,201            77,783                          $  (3,314)(4)         174,670
     Inventory                                 7,229            10,496                                                 17,725
     Prepaid and other assets                  4,672             1,093             (100)(3)                             5,665
     Property and equipment, net              26,707             6,919                              1,062(5)           34,688
     Investment in subsidiary                                                     5,272(2)         (5,272)(6)
     Goodwill, net                             9,498             5,263                              8,820(6)           23,581
                                           ---------         ---------        ---------          --------            --------

                                           $ 177,600         $ 103,672        $   3,900          $  1,296            $286,468
                                           =========         =========        =========          ========            ========


Liabiities and stockholders' equity:

    Accounts payable                       $   3,378         $   6,389                                               $  9,767
    Accrued liabilities                        6,041            10,995                                                 17,036
    Income taxes payable                       7,117                                                                    7,117
    Revolving credit facilities               78,662            80,026                                                158,688
    Other notes payable                       18,726            20,459        $ (13,507)  (3)                          25,678
    Deferred sales tax                         3,482                                                                    3,482
                                           ---------         ---------        ---------          --------            ---------
          Total liabilities                  117,406           117,869          (13,507)                              221,768
                                           ---------         ---------        ---------          --------            ---------

    Minority interests                         1,200                                             $  2,957  (6)          4,157
    Contingent redemption of put options                         1,549                                                  1,549



    Stockholders' equity:
       Preferred stock                                           5,892           (5,892)(3)
       Common stock and additional PIC        33,821            32,076           23,299(3)        (55,375)(6)          33,821
       Retained earnings                      25,173           (53,714)                            53,714(6)           25,173
                                          ----------          --------        ---------          --------            --------
           Total stockholders' equity         58,994           (15,746)          17,407            (1,661)             58,994
                                          ----------          --------        ---------          --------            --------

                                          $  177,600          $103,672        $   3,900          $  1,296            $286,468
                                          ==========          ========        =========          ========            ========


     See accompanying Notes to Pro-Forma Consolidated Financial Statements.

                                CROWN GROUP, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1999
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          Historical           Historical                            Pro-Forma
                                                            Crown             Smart Choice        Adjustments      Consolidated
                                                       -----------------    -----------------    --------------   ----------------
Revenues:
    Sales                                                 $ 89,731             $ 79,851                              $169,582
    Rental income                                            2,635                                                      2,635
    Gain on sale of mortgage loans                           4,407                                                      4,407
    Interest income                                         13,321               16,645         $     678  (a)         30,644
    Interest, fees, and rentals from CMN                       694                                                        694
    Gaming and other                                           498                1,426                                 1,924
                                                          --------             --------         ---------           ---------
                                                           111,286               97,922               678             209,886
                                                          --------             --------         ---------           ---------

Costs and expenses:
    Cost of sales                                           57,130               59,789                               116,919
    Selling, general and administrative                     29,484               23,713                                53,197
    Provision for credit losses                             15,498               14,711                                30,209
    Interest expense                                         6,766                9,856            (1,402)(b)          15,220
    Depreciation and amortization                            2,399                2,046               353 (c)           4,798
                                                          --------             --------         ---------           ---------
                                                           111,277              110,115            (1,049)            220,343
                                                          --------             --------         ---------           ---------

Other income:
    Equity in earnings of unconsolidated subsidiaries        1,260                                                      1,260
    Gain on sale of securities, net                         24,689                                                     24,689
    Other                                                                           433                                   433
                                                          --------             --------         ---------           ---------
                                                            25,949                  433                                26,382
                                                          --------             --------         ---------           ---------

      Income (loss) before taxes and minority               25,958              (11,760)            1,727              15,925
        interest

Provision for income taxes                                   9,001                                                      9,001
Minority interests                                            (551)                                                      (551)
(Income) loss from discontinued operations                                       (1,220)                               (1,220)
Preferred stock dividends                                                           615              (615)(d)
                                                          --------             --------         ---------           ---------
      Net income                                          $ 17,508             $(11,155)        $   2,342           $   8,695
                                                          ========             ========         =========           =========



Earnings per share:
    Basic - continuing                                    $   1.73                                                   $    .74
    Diluted - continuing                                  $   1.68                                                   $    .72

    Basic - discontinued                                                                                             $    .12
    Diluted - discontinued                                                                                           $    .12


Weighted average number of shares outstanding:
    Basic                                                   10,096                                                     10,096
    Diluted                                                 10,401                                                     10,401


     See accompanying Notes to Pro-Forma Consolidated Financial Statements.

                                CROWN GROUP, INC.
                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED OCTOBER 31, 1999
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                             Historical      Historical                        Pro-Forma
                                                               Crown        Smart Choice    Adjustments       Consolidated
                                                            ------------    ------------    ------------       ------------
Revenues:
    Sales                                                   $     78,335    $     29,635                       $    107,970
    Rental income                                                  2,230                                              2,230
    Gain on sale of mortgage loans                                 2,439                                              2,439
    Interest income                                               10,050          10,865    $        358(a)          21,273
    Gaming and other                                               1,032             209                              1,241
                                                            ------------    ------------    ------------       ------------
                                                                  94,086          40,709             358            135,153
                                                            ------------    ------------    ------------       ------------

Costs and expenses:
    Cost of sales                                                 46,705          22,564                             69,269
    Selling, general and administrative                           23,106           8,339                             31,445
    Provision for credit losses                                   12,719           9,490                             22,209
    Interest expense                                               5,075           4,725            (701)(b)          9,099
    Depreciation and amortization                                  1,635             757             176 (c)          2,568
    Restructuring charges                                                          3,414                              3,414
    Write-off of goodwill                                                         12,329                             12,329
                                                            ------------    ------------    ------------       ------------
                                                                  89,240          61,618            (525)           150,333
                                                            ------------    ------------    ------------       ------------

Other income:
    Equity in earnings of unconsolidated subsidiaries                943                                                943
    Gain on sale of securities, net                               10,238                                             10,238
    Other                                                                            140                                140
                                                            ------------    ------------    ------------       ------------
                                                                  11,181             140                             11,321
                                                            ------------    ------------    ------------       ------------

        Income (loss) before taxes and minority                   16,027         (20,769)            883             (3,859)
          interests

Provision for income taxes                                         6,010                                              6,010
Minority interests(168)                                             (168)                                              (168)
(Income) loss from discontinued operations                                         3,299                              3,299
Preferred stock dividends                                                            316            (316)(d)
                                                            ------------    ------------    ------------       ------------

        Net income (loss)                                   $     10,185    $    (24,384)   $      1,199       $    (13,000)
                                                            ============    ============    ============       ============



Earnings (loss) per share:
        Basic - continuing                                  $       1.03                                       $       (.98)
        Diluted - continuing                                $       0.99                                       $       (.98)

        Basic - discontinued                                                                                   $       (.33)
        Diluted - discontinued                                                                                 $       (.33)


Weighted average number of shares outstanding:
        Basic                                                      9,867                                              9,867
        Diluted                                                   10,278                                              9,867



See accompanying Notes to Pro-Forma Consolidated Financial Statements.

                                CROWN GROUP, INC.
              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)


                                  BALANCE SHEET

(1)      To record cash transactions as follows:


         Crown's purchase of a Smart Choice note from a third party         $(2,272)
         Crown's purchase of Smart Choice common stock                       (3,000)
         Smart Choice's sale of common stock to Crown                         3,000
         Smart Choice's sale of common stock to third party                   1,000
                                                                            -------

                                                                            $(1,272)
                                                                            =======


(2)      To record Crown's initial investment in Smart Choice.

(3) To record Smart Choice's sale of common stock for cash and the conversion of its debt and preferred stock into common stock as follows:

         Conversion of Smart Choice debt into common stock                          $ 13,507
         Elimination of debt issuance costs associated with converted debt              (100)
         Conversion of Smart Choice preferred stock into common stock                  5,892
         Sale of common stock for cash                                                 4,000
                                                                                    --------

                                                                                    $ 23,299
                                                                                    ========

(4) To adjust net finance receivables to the present value of the amount expected to be received less collection costs as follows:

         Estimated collection costs                                                 $ (2,047)
         Capitalized loan origination costs                                           (1,267)
                                                                                    --------

                                                                                    $ (3,314)
                                                                                    ========

(5)      To adjust real property to appraised value.

(6) To record (i) the contribution of Paaco into Smart Choice, (ii) goodwill for the excess purchase price paid over the fair value of Smart Choice net assets, and (iii) consolidating eliminating entries.

                             STATEMENT OF OPERATIONS

a -      To record amortization of discount on finance receivable portfolio.

b - To eliminate interest expense associated with debt that was converted to equity.

c - To record amortization of additional goodwill created in the transactions.

d - To eliminate preferred stock dividends as a result of such preferred stock being converted to common stock.

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99             Financial Statements of Smart Choice Automotive Group, Inc.

 24.1           Consent of Independent Certified Public Accountants.